Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Healthways, Inc. (the "Company") on Form 10-Q for the transition period from September 1, 2008 to December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ben R. Leedle, Jr., Chief Executive Officer of the Company, and Mary A. Chaput, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ben R. Leedle, Jr.

Ben R. Leedle, Jr.

Chief Executive Officer

February 9, 2009

/s/ Mary A. Chaput

Mary A. Chaput

Executive Vice President and Chief Financial Officer

February 9, 2009